Exhibit 10.4

WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT (this “Agreement”), dated as of the date set forth on the signature page hereto, by and among AVRA Surgical Robotics, Inc., a Delaware corporation (the “Company”) with an address at c/o Stamell & Schager, LLP, 1 Liberty Plaza, 35th Floor, New York, NY 10006, and the purchaser executing a signature page attached hereto (the "Purchaser").

W I T N E S S E T H:

WHEREAS, the Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company a warrant in the form attached hereto as Exhibit A (the “Warrant”) to purchase the number of shares (the "Warrant Shares") of the Company’s common stock, par value $.0001 per share (the “Common Stock”), set forth on the signature page hereto at a purchase price for each Warrant Share initially purchasable under the Warrant equal to $2.13 per Warrant Share.

NOW, THEREFORE, in consideration of the premises, conditions and promises herein contained, the parties hereto agree as follows:

1.   PURCHASE AND SALE OF THE WARRANT

1.1   Sale and Issuance of Warrant

(a)   Sale of the Warrant.  Subject to the terms and conditions set forth in this Agreement, in consideration of Purchasers services to the Company as Internet Communications Manager through December 31, 2013, the Company agrees to sell and deliver to the Purchaser and the Purchaser agrees to purchase from the Company, upon the execution and delivery hereof, the Warrant for the aggregate Purchase Price set forth on the Purchaser's signature page.

(b)   Closing Date.  The completion of the purchase and sale of the Warrant hereunder (the “Closing”) shall be held immediately following the execution and delivery of this Agreement.

(c)   Deliveries.

(i) At the Closing, the Company shall deliver to the Purchaser the Warrant in the Purchaser’s name, representing the right to purchase the Warrant Shares to be purchased by such Purchaser hereunder, against payment of the Purchase Price and

(ii) The Company and the Purchaser shall deliver this Agreement duly executed at the Closing.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents, warrants and covenants to the Purchaser as follows:

2.1   Organization; Good Standing.  The Company has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted.

2.2   Authorization.  The Company has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the board of directors of the Company and no other actions on the part of the Company are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.  The Company shall have authorized the sale of the Warrant and issuance of the underlying Warrant Shares, pursuant to the terms and conditions of this Agreement, and, when issued, sold and delivered in accordance with this Agreement for the consideration described herein, the Warrant shall be duly authorized and validly issued, is fully paid, and was issued in accordance with the registration or qualification provisions of any applicable securities laws or pursuant to valid exemptions therefrom. Upon issuance of the Warrant Shares following proper exercise of the Warrants, including payment of the applicable exercise price, such Warrant Shares shall be validly issued, fully paid and nonassessable shares of Common Stock of the Company.

2.3   Consents.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the valid execution, delivery and performance by the Company or the offer and sale of the Warrant other than the filing of a Form D Notice of Exempt Offering of Securities (“Form D”) with the Commission, if deemed advisable by the Company, and such filings as are required to be made under applicable state  securities laws.

2.4   Compliance.  To the knowledge of the Company’s officers and directors, no claim has been filed against the Company alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. The Company holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company, solely as to itself, as follows:

3.1   The Purchaser acknowledges that this subscription may be accepted or rejected, in whole or in part, by the Company in its sole discretion.  The Company shall have no obligation to issue the Warrant to the Purchaser unless and until this Agreement is executed and delivered by the Purchaser and accepted by the Company.

3.2   The Purchaser recognizes that purchase of the Warrant involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company, the Warrant and the underlying Warrant Shares; (ii) the Purchaser may not be able to liquidate her investment; (iii) transferability of the Warrant and the underlying Warrant Shares is extremely limited; and (iv) in the event of a disposition of the Warrant and/or the underlying Warrant Shares, the Purchaser could sustain the loss of her entire investment.

3.3   The Purchaser hereby acknowledges and represents that the Purchaser has prior investment experience, including investment in securities that are not listed, are unregistered and are not traded on any stock exchange or an automated quotation system.

3.4   The Purchaser hereby acknowledges receipt and careful review of this Agreement and the form of Warrant, and hereby represents that the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company, the Warrant and the underlying Warrant Shares that the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Warrant and the underlying Warrant Shares and the affairs of the Company and has received any additional information which the Purchaser has requested. In evaluating the suitability of this investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement.

3.5   To the extent the Purchaser has deemed necessary, the Purchaser has retained, at the sole expense of the Purchaser, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and her purchase of the Warrant and the underlying Warrant Shares hereunder.

3.6   The Purchaser hereby represents that such Purchaser either by reason of the Purchaser’s business or financial experience, or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect such Purchaser’s interests in connection with the transaction contemplated hereby and to adequately evaluate the risks and merits of purchase of the Warrant and the underlying Warrant Shares.

3.7   The Purchaser is able to bear the substantial economic risks of an investment in the Company and could afford a complete loss of such investment.  The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth and the Purchaser's investment in the Company will not cause such overall commitment to become excessive.  The Purchaser has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Purchaser's investment in the Company, and the Purchaser has no need for liquidity in this investment.

3.8   The Purchaser hereby acknowledges that the Warrant and the underlying Warrant Shares have not been reviewed by the United States Securities and Exchange Commission or any state regulatory authority, and that the sale of the Warrant and the underlying Warrant Shares is intended to be exempt from the registration requirements of Section 5 of the Act based in part upon the Purchaser’s representations and agreements contained in this Agreement.  The Purchaser agrees that it shall not sell or otherwise transfer the Warrant and the underlying Warrant Shares unless they are registered under the Act and applicable state securities laws or unless and until the Company receives an opinion of counsel to the Company that an exemption from such registration is available.  The Purchaser acknowledges that no federal or state agency has made any determination as to the fairness of the offering of the Warrant and the underlying Warrant Shares, or any recommendation or endorsement of the Warrant and the underlying Warrant Shares.

3.9   The Purchaser is purchasing the Warrant and the underlying Warrant Shares for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others.  If other than a natural person, the Purchaser was not formed for the purpose of purchasing the Warrant and the underlying Warrant Shares.

3.10   The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Warrant through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Warrant and is not purchasing the Warrant as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

3.11   The Purchaser represents that the Purchaser has full power and authority to execute and deliver this Agreement and to purchase the Warrant.  This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

3.12   The Purchaser represents and warrants that such Purchaser has not engaged, consented to nor authorized any broker, finder or intermediary to act on such Purchaser’s behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

3.13   The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date of the closing of the purchase of the Warrant by the Purchaser.  If, in any respect, such representations and warranties shall not be true on or prior to such date, the Purchaser will give prompt written notice of such fact to the Company.

4.   MISCELLANEOUS.

4.1   Expenses.  The Company and the Purchasers will each pay their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

4.2   Survival. Except as otherwise provided in this Agreement, all representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing.  No investigation by the Purchaser shall affect the survival or enforceability of the Company’s representations, warranties, covenants and agreements contained in this Agreement.

4.3   Notices.  All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar internationally nationally-recognized service) to the following address, or such other address as may be designated in writing hereafter by, such party. All communications will be sent to the Company at c/o Stamell & Schager, LLP, 1 Liberty Plaza, 35th Floor, New York, NY 10006 and to Purchaser at the address(es) set forth on the Purchaser's signature page or at such other address(es) as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties to this Agreement.

4.4   Waiver.  No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.  No modification or waiver by any party hereto of any provision of this Agreement or consent to any departure by any other party therefrom, shall be effective other than in the specific instance and for the purpose for which given.

4.5   Remedies.  The rights, powers, privileges and remedies hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

4.6   Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the Purchaser and the Company, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

4.7   GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  VENUE FOR ANY LEGAL ACTION HEREUNDER SHALL BE THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK.

4.8   Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures or signatures delivered electronically by .PDF shall bind the parties hereto to the same extent as original signatures.

  4.9   Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction.

4.10   Cross References.  References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

4.11   Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

4.12   Amendment and Waiver.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the Purchaser. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

4.13   Binding Effect.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of the Warrant). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.14   Construction. The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by separate counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof.  Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem.  As used in this Agreement, the word “including” shall mean “including without limitation” and the masculine gender shall include the feminine and the neuter gender.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of July __, 2013.

COMPANY:
AVRA SURGICAL ROBOTICS, INC.
By:
Name: Barry F. Cohen Title: President

WARRANT PURCHASE AGREEMENT
PURCHASER SIGNATURE PAGE

____________________________________
Purchaser Name (Please print or type.)
____________________________________
Signature
____________________________________
Capacity in which signed (if other than individual)

Dated as of: _________________, 2013

Aggregate number of Warrant Shares issued: 62,500____________
Purchaser Address:
(Please print or type.)

___________________________________________

___________________________________________

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Exhibit A

Form of Warrant